Exhibit 99.1
REALNETWORKS ANNOUNCES FOURTH QUARTER AND YEAR END 2013 RESULTS

•	RealPlayer Cloud - new cross-platform, cloud-based, integrated video service - gaining traction;

•	Mobile entertainment business strengthened with new products;

•	Continued progress in long term strategic transition and growth strategy; and

•	Cash and short-term investments of $226.2 million

SEATTLE - February 5, 2014 - RealNetworks, Inc. (Nasdaq: RNWK), a leader in personal digital entertainment, today announced results for the fourth quarter and year ended December 31, 2013.
For the fourth quarter of 2013, revenue was $50.6 million, compared to $49.0 million in the previous quarter and $67.3 million in the fourth quarter of 2012. For the full year 2013, revenue was $206.2 million, compared to $258.8 million for 2012.
"During the fourth quarter of 2013, we continued to make progress in our long term strategic transition to revitalize RealNetworks," said Rob Glaser, Chairman and interim CEO of RealNetworks. "Our new RealPlayer Cloud, our groundbreaking, cloud-based video service that makes it easy to watch, save and share video across every popular digital device, is gaining good initial traction in the marketplace, with over 500,000 accounts created since launch.
“In our Mobile Entertainment business, we completed our acquisition of Muzicall and launched LISTEN™ to strengthen our leadership in the ringback tones market and to bring ringback tones directly to consumers. We also continue to tighten our strategic focus to better capitalize on the most promising opportunities in our Games business. Throughout 2013, we’ve continued to streamline our company, invest in our core business segments and focus on building a stronger foundation for future growth and profitability.”
GAAP net income for the fourth quarter of 2013 was $4.1 million or $0.12 per diluted share, compared to $3.1 million or $0.09 per diluted share in the fourth quarter of 2012. The increase primarily reflects a net gain of $21.4 million from the sale of its investment in LoEn in the fourth quarter of 2013. For the full year 2013, GAAP net loss was $(57.4) million or $(1.61) per diluted share, compared to net income of $44.8 million or $1.28 per diluted share in 2012.

Adjusted EBITDA for the fourth quarter of 2013 was a loss of $(6.6) million, compared to adjusted EBITDA income of $3.3 million for the fourth quarter of 2012. For the full year 2013, adjusted EBITDA was a loss of $(23.7) million, compared to a loss $(16.7) million for 2012. A reconciliation of GAAP operating income (loss) to adjusted EBITDA is provided in the financial tables that accompany this release.

As of December 31, 2013, the company had $226.2 million in unrestricted cash, cash equivalents and short-term investments, up from $218.4 million as of September 30, 2013.

Business Outlook

For the first quarter of 2014, RealNetworks expects total revenue in the range of $43.0 million to $46.0 million. We expect adjusted EBITDA for the quarter to be a loss in the range of $(9.0) million to $(12.0) million.

Webcast and Conference Call Information
The company will host a conference call today to review results and discuss the company's performance at 5 p.m. ET/2 p.m. PT by calling 800-857-9789 or +1-210-234-0007 (Passcode: Fourth Quarter Earnings). A live webcast of the call will be available at http://investor.realnetworks.com and an on-demand webcast will be available approximately one hour following the conclusion of the conference call. A telephonic replay will be available until 11 p.m. CT, February 26, 2014 by calling 888-568-0623 or +1-203-369-3199 (Passcode: 9977)
For More Information
Michael Newman, StreetConnect
Investor Relations for RealNetworks
+1-206-729-3625
IR@realnetworks.com
RNWK-F
About RealNetworks
RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category in 1995 and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. RealNetworks' corporate information is located at www.realnetworks.com/about-us.
RealNetworks, RealPlayer and GameHouse are trademarks or registered trademarks of RealNetworks, Inc. or its subsidiaries. All other companies or products listed herein are trademarks or registered trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and adjusted EBITDA by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP operating income (loss) to adjusted EBITDA and to adjusted EBITDA by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the fourth quarter earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements
This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue and adjusted EBITDA, our future growth, profitability, market position, and marketing approach, and our strategic focus and initiatives. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarters Ended December 31,		Years Ended December 31,

	2013	2012	2013	2012
	(in thousands, except per share data)

Net revenue	$50,595	$67,264	$206,196	$258,842

Cost of revenue	20,076	25,098	79,091	103,731

Gross profit	30,519	42,166	127,105	155,111

Sale of patents and other technology assets, net of costs (A)	—	—	—	116,353

Operating expenses:
Research and development	14,929	14,027	60,880	63,194
Sales and marketing	20,181	21,839	80,011	90,301
General and administrative	8,137	8,788	36,643	43,891
Restructuring and other charges	1,690	1,353	5,765	15,225
Lease exit and related charges	23	3,047	3,089	3,290
Loss on litigation settlements	—	—	11,525	—

Total operating expenses	44,960	49,054	197,913	215,901

Operating income (loss)	(14,441)	(6,888)	(70,808)	55,563

Other income (expenses):
Interest income, net	141	159	1,133	1,192
Gain (loss) on sale of equity and other investments, net	21,389	(216)	21,389	5,072
Equity in net loss of Rhapsody investment	(59)	(1,614)	(6,268)	(5,709)
Other income (expense), net	613	(433)	467	1,241

Total other income (expense), net	22,084	(2,104)	16,721	1,796

Income (loss) before income taxes	7,643	(8,992)	(54,087)	57,359
Income tax expense (benefit)	3,504	(12,065)	3,294	12,518

Net income (loss)	$4,139	$3,073	$(57,381)	$44,841

Basic net income (loss) per share	$0.12	$0.09	$(1.61)	$1.29
Diluted net income (loss) per share	$0.12	$0.09	$(1.61)	$1.28

Shares used to compute basic net income (loss) per share	35,738	35,250	35,553	34,873
Shares used to compute diluted net income (loss) per share	35,906	35,450	35,553	35,122

(A) On April 5, 2012, RealNetworks completed the sale of certain patents and other technology assets to Intel for a cash purchase of $120.0 million.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	December 31, 2013	December 31, 2012
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$151,235	$163,198
Short-term investments	74,920	108,216
Trade accounts receivable, net	26,222	30,754
Deferred costs, current portion	1,601	825
Deferred tax assets - current	306	2,869
Prepaid expenses and other current assets	9,124	17,002
Total current assets	263,408	322,864

Equipment, software, and leasehold improvements, at cost:
Equipment and software	86,721	98,041
Leasehold improvements	3,482	22,767
Total equipment, software, and leasehold improvements	90,203	120,808
Less accumulated depreciation and amortization	67,031	91,492
Net equipment, software, and leasehold improvements	23,172	29,316

Restricted cash equivalents and investments	3,000	10,000
Equity method investment	12,473	19,204
Available for sale securities	7,181	34,334
Other assets	2,332	3,153
Deferred costs, non-current portion	946	531
Deferred tax assets, net, non-current portion	1,409	4,911
Other intangible assets, net	12,993	3,275
Goodwill	17,476	6,309

Total assets	$344,390	$433,897

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$19,987	$19,013
Accrued and other current liabilities	42,788	57,530
Deferred revenue, current portion	7,498	8,675
Total current liabilities	70,273	85,218

Deferred revenue, non-current portion	166	169
Deferred rent	1,318	2,250
Deferred tax liabilities, net, non-current portion	1,560	432
Other long-term liabilities	483	3,100

Total liabilities	73,800	91,169

Shareholders' equity	270,590	342,728

Total liabilities and shareholders' equity	$344,390	$433,897

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Years Ended December 31,
	2013	2012
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(57,381)	$44,841
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	18,748	16,959
Stock-based compensation	7,468	8,123
Loss on asset disposal	—	2,509
Equity in net loss of Rhapsody	6,268	5,709
Lease exit and related charges	1,421	3,290
Deferred income taxes, net	676	20,324
Gain on sale of patent and other technology assets, net of costs	—	(116,353)
Gain on sale of equity and other investments, net	(21,389)	(5,072)
Realized translation gain	(571)	(1,966)
Other	51	—
Net change in certain operating assets and liabilities	(5,261)	(11,677)
Net cash provided by (used in) operating activities	(49,970)	(33,313)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(7,636)	(7,170)
Proceeds from sale of patents and other technology assets, net of costs	—	116,353
Proceeds from sale of equity and other investments	29,153	7,261
Purchases of short-term investments	(131,690)	(116,963)
Proceeds from sales and maturities of short-term investments	164,986	87,487
Decrease in restricted cash equivalents and investments	10,000	167
Increase in restricted cash equivalents and investments	(3,000)	—
Acquisitions of businesses, net of cash acquired	(22,480)	—
Net cash provided by (used in) investing activities	39,333	87,135
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	594	3,802
Tax payments from shares withheld upon vesting of restricted stock	(1,201)	(995)
Payment of contingent consideration	(828)	—
Net cash provided by (used in) financing activities	(1,435)	2,807
Effect of exchange rate changes on cash and cash equivalents	109	236
Net increase (decrease) in cash and cash equivalents	(11,963)	56,865
Cash and cash equivalents, beginning of period	163,198	106,333
Cash and cash equivalents, end of period	$151,235	$163,198

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

		2013					2012
	YTD	Q4	Q3	Q2	Q1	YTD	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
RealPlayer Group (A)	$75,206	$16,799	$17,641	$18,383	$22,383	$91,469	$25,838	$21,392	$22,158	$22,081
Mobile Entertainment (B)	81,181	22,146	19,948	18,592	20,495	100,318	25,718	22,820	26,005	25,775
Games (C)	49,809	11,650	11,369	12,875	13,915	67,055	15,708	14,876	17,363	19,108
Total net revenue	$206,196	$50,595	$48,958	$49,850	$56,793	$258,842	$67,264	$59,088	$65,526	$66,964

Net Revenue by Product
RealPlayer Group
- License (D)	$29,507	$7,128	$7,281	$6,766	$8,332	$33,780	$10,956	$6,757	$8,334	$7,733
- Subscriptions (E)	15,850	3,118	3,615	4,193	4,924	27,659	6,192	7,056	6,810	7,601
- Media Properties (F)	29,849	6,553	6,745	7,424	9,127	30,030	8,690	7,579	7,014	6,747

Mobile Entertainment
- SaaS (G)	74,238	20,406	18,156	17,002	18,674	90,239	22,793	20,696	23,286	23,464
- Technology License & Other (H)	6,943	1,740	1,792	1,590	1,821	10,079	2,925	2,124	2,719	2,311

Games
- License (I)	16,270	3,511	3,421	4,089	5,249	23,998	5,222	5,136	6,053	7,587
- Subscriptions (J)	23,713	5,688	5,733	5,980	6,312	29,534	6,876	6,952	7,536	8,170
- Media Properties (K)	9,826	2,451	2,215	2,806	2,354	13,523	3,610	2,788	3,774	3,351

Total net revenue	$206,196	$50,595	$48,958	$49,850	$56,793	$258,842	$67,264	$59,088	$65,526	$66,964

Net Revenue by Geography
United States	$90,250	$19,724	$21,039	$21,463	$28,024	$117,844	$28,315	$29,101	$28,614	$31,814
Rest of world	115,946	30,871	27,919	28,387	28,769	140,998	38,949	29,987	36,912	35,150
Total net revenue	$206,196	$50,595	$48,958	$49,850	$56,793	$258,842	$67,264	$59,088	$65,526	$66,964

Net Revenue by Line of Business
(A) The RealPlayer Group primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, and sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as SuperPass.

(B) The Mobile Entertainment division primarily includes revenue from SaaS services, system integration, and professional services to mobile carriers, and sales of technology licenses of our software products such as Helix.

(C) The Games division primarily includes revenue from sales of games licenses, online games subscription services, advertising on games sites and social network sites, microtransactions from online and social games, and sales of mobile games.

Net Revenue by Product
(D) Licensing revenue within the RealPlayer Group includes sales of RealPlayer Plus software licenses to consumers and sales of intellectual property licenses.
(E) Subscriptions revenue within the RealPlayer Group includes revenue from subscriptions such as SuperPass.
(F) Media Properties revenue within the RealPlayer Group includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Entertainment includes revenue from music on demand, video on demand, ringtones, ringback tones, and intercarrier messaging services provided to network services providers who are largely mobile phone networks.

(H) Licensing and other revenue within Mobile Entertainment includes revenue from Helix-related products and professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue, microtransactions from online and social games and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions.
(K) Media Properties revenue within Games includes distribution of third-party software products and advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations
(Unaudited)

	2013		2012	2013	2012
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Net revenue	$16,799	$17,641	$25,838	$75,206	$91,469
Cost of revenue	3,236	3,264	5,518	16,220	21,544
Gross profit	13,563	14,377	20,320	58,986	69,925

Gross margin	81%	81%	79%	78%	76%

Operating expenses	15,828	14,449	13,374	60,484	55,223
Operating income (loss)	$(2,265)	$(72)	$6,946	$(1,498)	$14,702

Adjusted EBITDA	$(1,474)	$624	$7,620	$951	$16,967

Mobile Entertainment

Net revenue	$22,146	$19,948	$25,718	$81,181	$100,318
Cost of revenue	13,634	11,972	14,577	47,608	57,670
Gross profit	8,512	7,976	11,141	33,573	42,648

Gross margin	38%	40%	43%	41%	43%

Operating expenses	8,863	9,453	12,023	35,839	52,614
Operating income (loss)	$(351)	$(1,477)	$(882)	$(2,266)	$(9,966)

Adjusted EBITDA	$1,251	$503	$1,687	$5,830	$(458)

Games

Net revenue	$11,650	$11,369	$15,708	$49,809	$67,055
Cost of revenue	2,962	3,216	4,496	13,359	21,828
Gross profit	8,688	8,153	11,212	36,450	45,227

Gross margin	75%	72%	71%	73%	67%

Operating expenses	12,057	11,513	11,928	47,177	51,890
Operating income (loss)	$(3,369)	$(3,360)	$(716)	$(10,727)	$(6,663)

Adjusted EBITDA	$(2,724)	$(2,704)	$(71)	$(7,897)	$(3,861)

Corporate

Net revenue	$—	$—	$—	$—	$—
Cost of revenue	244	538	507	1,904	2,689
Gross profit	(244)	(538)	(507)	(1,904)	(2,689)

Gross margin	N/A	N/A	N/A	N/A	N/A

Gain on sale of patents and other technology assets, net of costs	—	—	—	—	116,353
Operating expenses	8,212	22,990	11,729	54,413	56,174
Operating income (loss)	$(8,456)	$(23,528)	$(12,236)	$(56,317)	$57,490

Adjusted EBITDA	$(3,668)	$(6,792)	$(5,972)	$(22,630)	$(29,352)

Total

Net revenue	$50,595	$48,958	$67,264	$206,196	$258,842
Cost of revenue	20,076	18,990	25,098	79,091	103,731
Gross profit	30,519	29,968	42,166	127,105	155,111

Gross margin	60%	61%	63%	62%	60%

Gain on sale of patents and other technology assets, net of costs	—	—	—	—	116,353
Operating expenses	44,960	58,405	49,054	197,913	215,901
Operating income (loss)	$(14,441)	$(28,437)	$(6,888)	$(70,808)	$55,563

Adjusted EBITDA	$(6,615)	$(8,369)	$3,264	$(23,746)	$(16,704)

RealNetworks, Inc. and Subsidiaries
Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment
(Unaudited)

	2013		2012	2013	2012
	Q4	Q3	Q4	YTD	YTD
	(in thousands)
RealPlayer Group

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(2,265)	$(72)	$6,946	$(1,498)	$14,702
Acquisitions related intangible asset amortization	60	60	62	249	282
Depreciation and amortization	731	636	612	2,200	1,983
Adjusted EBITDA	$(1,474)	$624	$7,620	$951	$16,967

Mobile Entertainment

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(351)	$(1,477)	$(882)	$(2,266)	$(9,966)
Acquisitions related intangible asset amortization	781	1,055	809	3,287	3,193
Depreciation and amortization	821	925	1,760	4,809	6,315
Adjusted EBITDA	$1,251	$503	$1,687	$5,830	$(458)

Games

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(3,369)	$(3,360)	$(716)	$(10,727)	$(6,663)
Acquisitions related intangible asset amortization	314	314	—	879	587
Depreciation and amortization	331	342	645	1,951	2,215
Adjusted EBITDA	$(2,724)	$(2,704)	$(71)	$(7,897)	$(3,861)

Corporate

Reconciliation of segment GAAP operating income (loss) to adjusted EBITDA by segment:

Operating income (loss)	$(8,456)	$(23,528)	$(12,236)	$(56,317)	$57,490
Other income (expense), net	613	(118)	(433)	467	1,241
Depreciation and amortization	665	1,839	593	5,373	2,384
Lease exit and related charges	23	—	3,047	3,089	3,290
Loss on litigation settlements	—	11,525	—	11,525	—
Restructuring and other charges	1,690	1,877	1,353	5,765	15,225
Stock-based compensation	1,797	1,613	1,704	7,468	7,371
Gain on sale of patents and other technology assets, net of costs	—	—	—	—	(116,353)
Adjusted EBITDA	$(3,668)	$(6,792)	$(5,972)	$(22,630)	$(29,352)

Total

Reconciliation of GAAP operating income (loss) to adjusted EBITDA:

Operating income (loss)	$(14,441)	$(28,437)	$(6,888)	$(70,808)	$55,563
Other income (expense), net	613	(118)	(433)	467	1,241
Acquisitions related intangible asset amortization	1,155	1,429	871	4,415	4,062
Depreciation and amortization	2,548	3,742	3,610	14,333	12,897
Lease exit and related charges	23	—	3,047	3,089	3,290
Loss on litigation settlements	—	11,525	—	11,525	—
Restructuring and other charges	1,690	1,877	1,353	5,765	15,225
Stock-based compensation	1,797	1,613	1,704	7,468	7,371
Gain on sale of patents and other technology assets, net of costs	—	—	—	—	(116,353)
Adjusted EBITDA	$(6,615)	$(8,369)	$3,264	$(23,746)	$(16,704)